SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 4, 2006
MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.

(Exact name of registrant as specified in its charter)
Wisconsin

(State or other jurisdiction of incorporation)

0-21292	39-1413328

(Commission File Number)	(I.R.S. Employer I.D. Number)

5445 South Westridge Drive New Berlin, WI	53151

(Address of Principal Executive Offices)	(Zip Code)
262-827-6700

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURES

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On August 4, 2006, Harold Mueller, a member of the Company’s Board of Directors, resigned due to health reasons.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Merchants and Manufacturers Bancorporation, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
Date: August 4, 2006
	By:	/s/ Frederick R. Klug
Frederick R. Klug, Executive Vice President
and Chief Financial Officer

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